Exhibit 99.1

                             Joint Filer Information

Pursuant to General Instruction 4(b)(v) to Form 4, the following additional reporting persons are covered by this joint filing:

                  Rivacq, LLC
                  One World Financial Center
                  New York, NY 10281

                  SOF U.S. Hotel Co-Invest Holdings, L.L.C.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  SOF-VII U.S. Hotel Holdings, L.L.C.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  I-1/I-2 U.S. Holdings, L.L.C.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  Starwood Global Opportunity Fund VII-A, L.P.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  Starwood Global Opportunity Fund VII-B, L.P.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  Starwood Global Opportunity Fund VII-D, L.P.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  Starwood Global Opportunity Fund VII-D-2, L.P.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  Starwood Capital Hospitality Fund I-1, L.P.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  Starwood Capital Hospitality Fund I-2, L.P.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  SOF-VII Management, L.L.C.
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  Starwood Capital Group Global, LLC
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

                  Barry S. Sternlicht
                  591 W. Putnam Avenue
                  Greenwich, CT 06830

Designated Filer: SCG Hotel Management, L.L.C.

Issuer and Ticker Symbol: Riviera Holdings Corp. [RIV]

Date of Event Requiring Statement: June 27, 2007